Stock-Based Compensation	12 Months Ended
Dec. 31, 2014
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-Based Compensation
Stock-based compensation

Our Long-Term Incentive Plans provide for the issuance of stock options, restricted stock, restricted stock units (“RSUs”) and other stock-based awards to employees and directors of BNY Mellon. At Dec. 31, 2014, under the Long-Term Incentive Plan approved in April 2014, we may issue 48,342,374 new stock-based awards. Of this amount, 33,967,536 shares (subject to potential increase as provided in the Long-Term Incentive Plan) may be issued as restricted stock or RSUs. Stock-based compensation expense related to retirement eligibility vesting totaled $88 million in 2014, $65 million in 2013 and $64 million in 2012.

Stock options

Our Long-Term Incentive Plans provide for the issuance of stock options at fair market value at the date of grant to officers and employees of BNY Mellon. Generally, each option granted is exercisable between one and ten years from the date of grant. No stock options were granted in 2014 and 2013.

The compensation cost that has been charged against income was $28 million for 2014 (including $1 million recorded in restructuring expense), $49 million for 2013 and $70 million for 2012. The total income tax benefit recognized in the income statement was $11 million for 2014, $20 million for 2013 and $29 million for 2012.

We used a lattice-based binomial method to calculate the fair value on the date of grant. The fair value of each option award is estimated on the date of grant using the weighted-average assumptions noted in the following table:

Assumptions	2014	2013	2012
Dividend yield	N/A	N/A	3.0%
Expected volatility	N/A	N/A	34
Risk-free interest rate	N/A	N/A	1.38
Expected option lives (in years)	N/A	N/A	6.9

For 2012, assumptions were determined as follows:

•	Expected volatilities are based on implied volatilities from traded options on our stock, historical volatility of our stock, and other factors.

•	We use historical data to estimate option exercises and employee terminations within the valuation model.

•	The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve at the time of grant.

•	The expected term of options granted is derived from the output of the option valuation model and represents the period of time that options granted are expected to be outstanding.

A summary of the status of our options as of Dec. 31, 2014, and changes during the year, is presented below:

Stock option activity	Shares subject to option	Weighted-average exercise price	Weighted- average remaining contractual term (in years)
Balance at Dec. 31, 2013	65,796,322	$32.30	4.9
Granted	—	—
Exercised	(12,990,193)	28.46
Canceled/Expired	(4,385,874)	35.27
Balance at Dec. 31, 2014	48,420,255	$33.06	4.2
Vested and expected to vest at Dec. 31, 2014	48,384,788	33.07	4.2
Exercisable at Dec. 31, 2014	42,137,574	34.38	3.9

Stock options outstanding at Dec. 31, 2014
	Options outstanding			Options exercisable (a)
Range of exercise prices	Outstanding at Dec. 31, 2014	Weighted-average remaining contractual life (in years)	Weighted-average exercise price	Exercisable at Dec. 31, 2014	Weighted-average exercise price
$ 18 to 31	26,058,747	5.8	$25.73	19,776,342	$26.21
$ 31 to 41	10,629,833	1.8	38.47	10,629,557	38.47
$ 41 to 51	11,731,675	3.0	44.44	11,731,675	44.44
$ 18 to 51	48,420,255	4.2	$33.06	42,137,574	$34.38

(a)	At Dec. 31, 2013 and 2012, 52,130,525 and 57,710,802 options were exercisable at an average price per common share of $34.00 and $33.95, respectively.

Aggregate intrinsic value of options (in millions)	2014	2013	2012
Outstanding at Dec. 31,	$409	$336	$123
Exercisable at Dec. 31,	$307	$212	$64

The weighted-average fair value of options at grant date was $5.50 in 2012.

The total intrinsic value of options exercised was $118 million in 2014, $67 million in 2013 and $8 million in 2012.

As of Dec. 31, 2014, $14 million of total unrecognized compensation cost related to nonvested options is expected to be recognized over a weighted-average period of less than one year.

Cash received from option exercises totaled $370 million in 2014, $263 million in 2013 and $40 million in 2012. The actual tax benefit realized for the tax deductions from options exercised totaled $17 million in 2014, $8 million in 2013 and less than $1 million in 2012.

Restricted stock and RSUs

Restricted stock and RSUs are granted under our long-term incentive plans at no cost to the recipient. These awards are subject to forfeiture until certain restrictions have lapsed, including continued employment, for a specified period. The recipient of a share of restricted stock is entitled to voting rights and generally is entitled to dividends on the common stock. An RSU entitles the recipient to receive a share of common stock after the applicable restrictions lapse. The recipient generally is entitled to receive cash payments equivalent to any dividends paid on the underlying common stock during the period the RSU is outstanding but does not receive voting rights.

The fair value of restricted stock and RSUs is equal to the fair market value of our common stock on the date of grant. The expense is recognized over the vesting period, which is one to four years. The total compensation expense recognized for restricted stock and RSUs was $243 million in 2014 (including $13 million recorded in restructuring expense), $201 million in 2013 and $185 million in 2012. The total income tax benefit recognized in the income statement was $94 million for 2014, $79 million for 2013 and $76 million for 2012.
BNY Mellon’s Executive Committee members were granted a target award of 719,947 performance units (“PSUs”) in 2014 that are earned annually based on an earnout percentage calculated using a metric of net income divided by risk-weighted assets under Basel III. The awards earned in each of the three performance periods vest at the end of the third performance period. Certain of the awards are granted to three FSA code-staff individuals and are required to be marked to market due to discretionary claw-back language contained in their grants.

The following table summarizes our nonvested PSU, restricted stock and RSU activity for 2014.

Nonvested PSU, restricted stock and RSU activity	Number of shares	Weighted- average fair value
Nonvested PSUs, restricted stock and RSUs at Dec. 31, 2013	21,541,377	$26.59
Granted	8,497,823	31.58
Vested	(8,082,216)	29.06
Forfeited	(556,693)	27.37
Nonvested PSUs, restricted stock and RSUs at Dec. 31, 2014	21,400,291	$27.72

As of Dec. 31, 2014, $192 million of total unrecognized compensation costs related to nonvested restricted stock and RSUs is expected to be recognized over a weighted-average period of 1.7 years.

The total fair value of restricted stock and RSUs that vested was $229 million in 2014, $117 million in 2013 and $84 million in 2012.

Subsidiary Long-Term Incentive plans

BNY Mellon also has several subsidiary Long-Term Incentive Plans which have issued restricted subsidiary shares to certain employees. These share awards are subject to forfeiture until certain restrictions have lapsed, including continued employment for a specified period of time. The shares are non-voting and non-dividend paying. Once the restrictions lapse, which generally occurs in three to five years, the shares can only be sold, at the option of the employee, to BNY Mellon at a price based generally on the fair value of the subsidiary at the time of repurchase. In certain instances BNY Mellon has an election to call the shares.